EXHIBIT 99.1
AUGUST 8, 2023
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces Second Quarter 2023 Results

Hammond, Louisiana, August 8, 2023 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter ending June 30, 2023.

Resilient: Springing back, rebounding. Returning to the original form for position after being bent, compressed or stretched. Recovering readily from illness, depression, adversity, or the like; buoyant. Random House Webster’s Unabridged Dictionary Second Edition.

Another good word is strong. An even better word is tough. These are words that describe what First Guaranty has been during a six month period in which we have survived wound after wound, not of our own causing as we continue to deliver to our shareholders, customers, and our staff members extraordinary results.

The latest of these have been the FDIC deposit insurance adjustment which was $450,000 for the second quarter.

Enough crying over spilt milk. This is what we did to make it better. Our interest income for the second quarter of 2023 increased to $43,781,000 compared to $32,540,000 for the second quarter of 2022. For the six months ending June 30, 2023, our interest income totaled $85,068,000 compared to $63,019,000. Our interest expense stabilized at $22,868,000 for the quarter compared to $41,854,000 for the six month period ending June 30, 2023.

We have significantly increased our loan interest income to offset the increased cost of deposits which are set by the Federal Reserve. For the quarter, we made over $2,000,000 for our shareholders even after the FDIC assessment.

Basically, we have and will continue to make a lot of money for our shareholders. We are working very hard to control non-interest expense. We are working very hard to expand our interest margin. Our lenders have done a great job working to increase the rates we receive for our loans.

Let’s keep moving forward. Let’s be resilient. Let’s be TOUGH.

Thank you for your attention.

Sincerely,
Alton B. Lewis
President and CEO
First Guaranty, Bancshares, Inc.

About First Guaranty
First Guaranty Bancshares, Inc. is the holding company for First Guaranty Bank, a Louisiana state-chartered bank. Founded in 1934, First Guaranty Bank offers a wide range of financial services and focuses on building client relationships and providing exceptional customer service. First Guaranty Bank currently operates thirty-six locations throughout Louisiana, Texas, Kentucky and West Virginia. First Guaranty’s common stock trades on the NASDAQ under the symbol FGBI. For more information, visit www.fgb.net.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact which represent our current judgement about possible future events. We believe these judgements are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of factors, many of which are described in our most recent Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or otherwise revise any forward-looking statements.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	June 30, 2023	December 31, 2022
Assets
Cash and cash equivalents:
Cash and due from banks	$145,773	$82,796
Federal funds sold	455	423
Cash and cash equivalents	146,228	83,219

Investment securities:
Available for sale, at fair value	80,153	131,458
Held to maturity, at cost and net of allowance for credit losses of $100 and $0 (estimated fair value of $250,008 and $242,560 respectively)	320,523	320,068
Investment securities	400,676	451,526

Federal Home Loan Bank stock, at cost	7,901	6,528
Loans held for sale	—	—

Loans, net of unearned income	2,590,666	2,519,077
Less: allowance for credit losses	31,861	23,518
Net loans	2,558,805	2,495,559

Premises and equipment, net	60,849	58,206
Goodwill	12,900	12,900
Intangible assets, net	4,583	4,979
Other real estate, net	1,273	113
Accrued interest receivable	15,099	13,002
Other assets	27,732	25,315
Total Assets	$3,236,046	$3,151,347

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$466,172	$524,415
Interest-bearing demand	1,448,492	1,460,259
Savings	222,296	205,760
Time	630,459	533,358
Total deposits	2,767,419	2,723,792

Short-term advances from Federal Home Loan Bank	30,000	120,000
Short-term borrowings	20,000	20,000
Repurchase agreements	7,409	6,442
Accrued interest payable	6,996	4,289
Long-term advances from Federal Home Loan Bank	120,000	—
Senior long-term debt	20,305	21,927
Junior subordinated debentures	15,000	15,000
Other liabilities	10,060	4,906
Total Liabilities	2,997,189	2,916,356

Shareholders' Equity
Preferred stock, Series A - $1,000 par value - 100,000 shares authorized
Non-cumulative perpetual; 34,500 issued and outstanding	33,058	33,058
Common stock, $1 par value - 100,600,000 shares authorized; 11,431,083 and 10,716,796 shares issued and outstanding	11,431	10,717
Surplus	139,379	130,093
Retained earnings	69,887	76,351
Accumulated other comprehensive (loss) income	(14,898)	(15,228)
Total Shareholders' Equity	238,857	234,991
Total Liabilities and Shareholders' Equity	$3,236,046	$3,151,347
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share data)	2023	2022	2023	2022
Interest Income:
Loans (including fees)	$40,290	$29,999	$78,439	$58,037
Deposits with other banks	1,071	261	1,822	363
Securities (including FHLB stock)	2,420	2,280	4,807	4,619
Total Interest Income	43,781	32,540	85,068	63,019

Interest Expense:
Demand deposits	15,036	2,884	28,085	5,160
Savings deposits	838	101	1,417	162
Time deposits	5,224	2,540	8,800	5,295
Borrowings	1,770	705	3,552	1,109
Total Interest Expense	22,868	6,230	41,854	11,726

Net Interest Income	20,913	26,310	43,214	51,293
Less: Provision for credit losses	548	757	862	1,389
Net Interest Income after Provision for Credit Losses	20,365	25,553	42,352	49,904

Noninterest Income:
Service charges, commissions and fees	818	773	1,603	1,550
ATM and debit card fees	828	904	1,653	1,727
Net gains (losses) on securities	—	—	—	(17)
Net gains on sale of loans	—	90	12	89
Other	1,166	760	2,248	1,140
Total Noninterest Income	2,812	2,527	5,516	4,489

Total Business Revenue, Net of Provision for Credit Losses	23,177	28,080	47,868	54,393

Noninterest Expense:
Salaries and employee benefits	9,932	9,085	19,936	18,065
Occupancy and equipment expense	2,219	2,252	4,421	4,453
Other	7,584	6,482	15,544	12,052
Total Noninterest Expense	19,735	17,819	39,901	34,570

Income Before Income Taxes	3,442	10,261	7,967	19,823
Less: Provision for income taxes	766	2,137	1,823	4,114
Net Income	2,676	8,124	6,144	15,709
Less: Preferred stock dividends	582	582	1,164	1,164
Net Income Available to Common Shareholders	$2,094	$7,542	$4,980	$14,545

Per Common Share:
Earnings	$0.19	$0.70	$0.46	$1.36
Cash dividends paid	$0.16	$0.16	$0.32	$0.32

Weighted Average Common Shares Outstanding	10,913,029	10,716,796	10,815,454	10,716,796
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$90,388	$1,071	4.75%	$135,072	$261	0.77%
Securities (including FHLB stock)	407,689	2,420	2.38%	455,224	2,280	2.01%
Federal funds sold	410	—	—%	162	—	—%
Loans held for sale	—	—	—%	—	—	—%
Loans, net of unearned income (6)	2,568,051	40,290	6.29%	2,244,110	29,999	5.36%
Total interest-earning assets	3,066,538	$43,781	5.73%	2,834,568	$32,540	4.60%

Noninterest-earning assets:
Cash and due from banks	18,443			19,334
Premises and equipment, net	59,924			58,235
Other assets	28,958			28,828
Total Assets	$3,173,863			$2,940,965

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,458,353	$15,036	4.14%	$1,327,954	$2,884	0.87%
Savings deposits	214,055	838	1.57%	211,281	101	0.19%
Time deposits	631,605	5,224	3.32%	549,052	2,540	1.86%
Borrowings	122,969	1,770	5.77%	55,536	705	5.10%
Total interest-bearing liabilities	2,426,982	$22,868	3.78%	2,143,823	$6,230	1.17%

Noninterest-bearing liabilities:
Demand deposits	496,209			563,832
Other	17,366			7,947
Total Liabilities	2,940,557			2,715,602

Shareholders' equity	233,306			225,363
Total Liabilities and Shareholders' Equity	$3,173,863			$2,940,965
Net interest income		$20,913			$26,310

Net interest rate spread (1)			1.95%			3.43%
Net interest-earning assets (2)	$639,556			$690,745
Net interest margin (3), (4)			2.74%			3.72%

Average interest-earning assets to interest-bearing liabilities			126.35%			132.22%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 2.74% and 3.73% for the above periods ended June 30, 2023 and 2022 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2023 and 2022 respectively.
(5)Annualized.
(6)Includes loan fees of $1.4 million and $2.5 million for the three months ended June 30, 2023 and 2022 respectively. PPP loan fee income of $11,000 and $0.5 million was recognized for the three months ended June 30, 2023 and 2022 respectively.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$81,497	$1,822	4.51%	$183,047	$363	0.40%
Securities (including FHLB stock)	417,104	4,807	2.32%	444,879	4,619	2.09%
Federal funds sold	421	—	—%	197	—	—%
Loans held for sale	—	—	—%	—	—	—%
Loans, net of unearned income (6)	2,548,446	78,439	6.21%	2,199,435	58,037	5.32%
Total interest-earning assets	3,047,468	$85,068	5.63%	2,827,558	$63,019	4.49%

Noninterest-earning assets:
Cash and due from banks	18,853			18,910
Premises and equipment, net	59,043			58,314
Other assets	27,854			28,709
Total Assets	$3,153,218			$2,933,491

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,473,147	$28,085	3.84%	$1,325,755	$5,160	0.78%
Savings deposits	209,190	1,417	1.37%	207,664	162	0.16%
Time deposits	596,575	8,800	2.97%	562,550	5,295	1.90%
Borrowings	121,892	3,552	5.88%	51,732	1,109	4.32%
Total interest-bearing liabilities	2,400,804	$41,854	3.52%	2,147,701	$11,726	1.10%

Noninterest-bearing liabilities:
Demand deposits	503,216			554,475
Other	15,071			7,396
Total Liabilities	2,919,091			2,709,572

Shareholders' equity	234,127			223,919
Total Liabilities and Shareholders' Equity	$3,153,218			$2,933,491
Net interest income		$43,214			$51,293

Net interest rate spread (1)			2.11%			3.39%
Net interest-earning assets (2)	$646,664			$679,857
Net interest margin (3), (4)			2.86%			3.66%

Average interest-earning assets to interest-bearing liabilities			126.94%			131.66%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 2.86% and 3.66% for the above periods ended June 30, 2023 and 2022 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2023 and 2022 respectively.
(5)Annualized.
(6)Includes loan fees of $2.8 million and $4.5 million for the six months ended June 30, 2023 and 2022 respectively. PPP loan fee income of $16,000 and $1.1 million was recognized for the six months ended June 30, 2023 and 2022 respectively.

The following table summarizes the components of First Guaranty's loan portfolio as of June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022:

	June 30, 2023		March 31, 2023		December 31, 2022		September 30, 2022
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$301,259	11.6%	$289,486	11.2%	$233,091	9.2%	$204,640	8.4%
Farmland	29,398	1.1%	23,065	0.9%	24,823	1.0%	24,556	1.0%
1- 4 Family	406,148	15.6%	385,984	14.9%	366,330	14.5%	352,501	14.5%
Multifamily	121,342	4.7%	120,620	4.7%	119,785	4.7%	118,273	4.9%
Non-farm non-residential	1,025,073	39.5%	1,027,199	39.8%	992,929	39.3%	981,954	40.5%
Total Real Estate	1,883,220	72.5%	1,846,354	71.5%	1,736,958	68.7%	1,681,924	69.3%
Non-Real Estate:
Agricultural	47,924	1.8%	40,351	1.6%	39,045	1.5%	47,642	2.0%
Commercial and industrial(1)	338,023	13.0%	344,332	13.3%	385,279	15.3%	365,549	15.1%
Commercial leases	282,161	10.9%	302,450	11.7%	317,574	12.6%	281,010	11.6%
Consumer and other	47,771	1.8%	49,157	1.9%	47,864	1.9%	48,188	2.0%
Total Non-Real Estate	715,879	27.5%	736,290	28.5%	789,762	31.3%	742,389	30.7%
Total loans before unearned income	2,599,099	100.0%	2,582,644	100.0%	2,526,720	100.0%	2,424,313	100.0%
Unearned income	(8,433)		(8,402)		(7,643)		(6,986)
Total loans net of unearned income	$2,590,666		$2,574,242		$2,519,077		$2,417,327
(1) Includes PPP loans fully guaranteed by the SBA of $5.4 million, $5.7 million, $5.9 million, and $6.1 million at June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, respectively.

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Nonaccrual loans:
Real Estate:
Construction and land development	$518	$221	$225	$104
Farmland	867	677	290	290
1- 4 family	6,320	6,209	3,826	3,646
Multifamily	537	—	—	—
Non-farm non-residential	8,285	2,675	3,746	2,629
Total Real Estate	16,527	9,782	8,087	6,669
Non-Real Estate:
Agricultural	1,375	1,469	1,622	1,645
Commercial and industrial	2,167	1,026	819	876
Commercial leases	1,818	1,799	1,799	—
Consumer and other	2,016	1,593	1,239	1,168
Total Non-Real Estate	7,376	5,887	5,479	3,689
Total nonaccrual loans	23,903	15,669	13,566	10,358

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	182	190	427	326
Farmland	—	—	—	—
1- 4 family	295	—	332	359
Multifamily	—	—	157	13
Non-farm non-residential	—	1,641	103	318
Total Real Estate	477	1,831	1,019	1,016
Non-Real Estate:
Agricultural	61	—	—	—
Commercial and industrial	—	6,244	123	444
Commercial leases	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	61	6,244	123	444
Total loans 90 days and greater delinquent & accruing	538	8,075	1,142	1,460

Total non-performing loans	24,441	23,744	14,708	11,818

Real Estate Owned:
Real Estate Loans:
Construction and land development	251	—	—	—
Farmland	—	—	—	—
1- 4 family	248	113	113	249
Multifamily	—	—	—	—
Non-farm non-residential	774	774	—	1,418
Total Real Estate	1,273	887	113	1,667
Non-Real Estate Loans:
Agricultural	—	—	—	—
Commercial and industrial	—	—	—	—
Commercial leases	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	—	—	—	—
Total Real Estate Owned	1,273	887	113	1,667

Total non-performing assets	$25,714	$24,631	$14,821	$13,485

Non-performing assets to total loans	0.99%	0.96%	0.59%	0.56%
Non-performing assets to total assets	0.79%	0.76%	0.47%	0.44%
Non-performing loans to total loans	0.94%	0.92%	0.58%	0.49%
Nonaccrual loans to total loans	0.92%	0.61%	0.54%	0.43%
Allowance for credit losses to nonaccrual loans	133.29%	201.47%	173.36%	226.57%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At June 30,	At December 31,
(in thousands except for share data and %)	2023	2022	2021	2020	2019
Tangible Common Equity
Total shareholders' equity	$238,857	$234,991	$223,889	$178,591	$166,035
Adjustments:
Preferred	33,058	33,058	33,058	—	—
Goodwill	12,900	12,900	12,900	12,900	12,942
Acquisition intangibles	4,007	4,355	5,051	5,815	6,527
Tangible common equity	$188,892	$184,678	$172,880	$159,876	$146,566
Common shares outstanding	11,431,083	10,716,796	10,716,796	10,716,796	10,716,796
Book value per common share	$18.00	$18.84	$17.81	$16.66	$15.49
Tangible book value per common share	$16.52	$17.23	$16.13	$14.92	$13.68
Tangible Assets
Total Assets	$3,236,046	$3,151,347	$2,878,120	$2,473,078	$2,117,216
Adjustments:
Goodwill	12,900	12,900	12,900	12,900	12,942
Acquisition intangibles	4,007	4,355	5,051	5,815	6,527
Tangible Assets	$3,219,139	$3,134,092	$2,860,169	$2,454,363	$2,097,747
Tangible common equity to tangible assets	5.87%	5.89%	6.04%	6.51%	6.99%